UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2013

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 N. Military Trail, Suite 275 Boca Raton, Florida 33431	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-988-1988

Genesis Group Holdings, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐☐☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐☐☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐☐☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described in our Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on May 15, 2013 (the “Information Statement”), our board of directors (the “Board”) on May 1, 2013 approved a reverse stock split of our common stock at an exchange ratio of up to one (1) for every four (4) shares of our common stock (the “Reverse Split”), with the Board retaining the discretion to determine the final exchange ratio of the Reverse Split prior to effectiveness.  The Reverse Split was approved by the written consent of holders of a majority of our outstanding voting power on May 15, 2013.

On July 30, 2013, the Board authorized the Reverse Split at an exchange ratio of one (1) share of common stock for every four (4) shares of common stock.  On July 30, 2013, we filed a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware in the form attached to the Information Statement, a copy of which is filed as Exhibit 3.1 hereto (the “Certificate of Amendment”).  The Certificate of Amendment effected the Reverse Split, such that every four (4) shares of our common stock has been automatically converted into one (1) share of our common stock. We will not issue fractional certificates for post-reverse split shares in connection with the Reverse Split.  Rather, all shares of common stock that are held by a stockholder will be aggregated and each stockholder shall be entitled to receive the number of whole shares resulting from the combination of the shares so aggregated. Any fractions resulting from the Reverse Split computation shall be rounded up to the next whole share. The description of the Reverse Split as set forth in the Information Statement, including the procedures applicable to our stockholders associated therewith, is incorporated herein by reference.

The Financial Industry Regulatory Authority has approved the Reverse Split effective as of August 1, 2013, and a “D” will be placed on our ticker symbol for approximately 20 trading days to indicate the completion of the Reverse Split.  On August 1, 2013, we also issued a press release announcing the effectiveness of the Reverse Split, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of InterCloud Systems, Inc., dated July 30, 2013.

99.1	Press Release of InterCloud Systems, Inc., dated August 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2013	INTERCLOUD SYSTEMS, INC.

	By:	/s/ Mark E. Munro
		Name:	Mark E. Munro
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of InterCloud Systems, Inc., dated July 30, 2013.

99.1	Press Release of InterCloud Systems, Inc., dated August 1, 2013,